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                                                                    EXHIBIT 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the registration statement on Form S-1 (File No. 33-60403) of our report dated October 19, 1996 on our audits of the financial statements of Williams Communication Services, Inc. We also consent to the reference to our firm under the caption "Experts."


                                              /s/COOPERS & LYBRAND L.L.P.

Ft. Myers, Florida
February 7, 1997